UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLEUACACIA LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023 bleuacacia ltd
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue New York, New York	10110
(Address of principal executive offices)	(Zip Code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value per share	BLEU	The Nasdaq Stock Market LLC

Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 13, 2023, bleuacacia ltd (“bleuacacia” or the “Company”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting (the “Meeting”) of its shareholders originally scheduled to be held on December 28, 2023, at 10:00 a.m. Eastern Time to approve, among other things, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to complete an initial business combination from February 22, 2024 to November 22, 2024, or such earlier date as Company’s board of directors may approve in accordance with the Articles (the “Extension Proposal”) and an amendment to the Company’s Articles to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert their Class B Ordinary Shares into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”). The board of directors of the Company has decided to postpone the Meeting to January 2, 2024, at 10:00 a.m., Eastern Time to allow additional time for the Company to engage with its shareholders.

In connection with the postponement of the Meeting, the deadline for shareholders to exercise their right to redeem their Class A ordinary shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption is extended, to 5:00 p.m., Eastern Time, on December 28, 2023 (two business days before the date of the Meeting).

The postponed meeting will be held on January 2, 2024 at 10:00 a.m., Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and conducted remotely by teleconference. Shareholders can attend the postponed meeting by visiting https://www.cstproxy.com/acaciablue/2024. If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7684202#. Please note that you will not be able to vote or ask questions at the Meeting if you choose to participate telephonically.

All of the Company’s shareholders of record as of the close of business on December 7, 2023, are entitled to vote at the Meeting. The Company’s shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by shareholders will continue to be valid for purposes of the postponed Meeting. For more information on how to vote, please call the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 for shareholders or (203) 658-9400 for bankers and brokers or email BLEU.info@investor.morrowsodali.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Proposal and the Founder Share Amendment Proposal. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by telephone at (800) 662-5200 (Individuals), (203) 658-9400 (banks and brokers) or via email at BLEU.info@investor.morrowsodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2023

bleuacacia ltd

	By:	/s/ Jide Zeitlin
	Name:	Jide Zeitlin
	Title:	Co-Chairman and Co-Chief Executive Officer